SCHEDULE 14C INFORMATION

             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the registrant                    [X)

Filed by a party other than the registrant [ ]


Check the appropriate box:

[X]     Preliminary Information Statement

[ ] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[ ]     Definitive Information Statement



                           NORTH AMERICAN RESORTS INC.
                           ---------------------------
                (Name of Registrant as Specified in its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per  Exchange Act Rules  14c-5(g) and 0-11.

        (1) Title of each class of securities to which transaction applies:


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        (2) Aggregate number of securities to which transaction applies:


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                       WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


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        (3) Per unit or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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        (4) Proposed maximum aggregate value of transaction:


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        (5) Total fee paid:


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[ ]     Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:


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(2)     Form, Schedule or Registration Statement No.


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(3)     Filing Party:


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(4)     Date Filed:

        July 28, 2000
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                          NORTH AMERICAN RESORTS, INC.

                            15945 Quality Trail North
                               Scandia, MN, 55073
                                 (888) 709-3975

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 28, 2000

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of North American Resorts, Inc., a Colorado Company ("Company"), will be held at 2nd Floor, 827 West Pender Street, Vancouver, BC, Canada on Monday, August 28, 2000 at 10:30 a.m. local time, to consider and act upon:

1. The Directors' proposal to amend the Articles of Incorporation of the Company to change the name of the Company from North American Resorts, Inc. to "Immulabs Corporation".

2. The Directors' proposal to amend the Articles of Incorporation of the Company to provide for a number of Directors between once and ten, such new Directors to be added at the discretion of the current Board of Directors and subject to later approval by the shareholders at an Annual General Meeting of the Corporation, if such approval is requested by the Shareholders.

3.      The  Directors'   proposal  to  approve  the  Company's   Qualified  and
        Non-Qualified Stock Option Plans which provide, in the aggregate, up to 1,500,000 shares of Common Stock.

Shareholders of record at the close of business on July 28, 2000 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited as the present management has sufficient votes to approve the above proposals.

                        WT ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                          By Order of the Board of Directors,

                                                 /s/ Ben Traub
                                                 -------------------------------
                                                 BENJAMIN TRAUB- Chairman of the
                                                                           Board

                                                     Vancouver, British Columbia
                                                                   July 28, 2000

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NORTH AMERICAN RESOURCES, INC
15945 Quality Trail North
Scandia, Minnesota 55073

July 28, 2000


Dear Shareholder:


You are cordially invited to attend the Special Meeting of Shareholders of North American Resorts, Inc. (the "Company") to be held on August 28, 2000 at 10:30 a.m. (local time) at the Company's business office at: Second Floor, 827 West Pender Street, Vancouver, D.C., V6C 3G8, Canada. At this meeting, you will be asked to vote on the following matters: (i) the amendment of Company Articles to change the name of the Company to Immulabs Corporation; (ii) the amendment of Company Articles to provide for a number of Directors between one and ten, such new Directors to be added at the discretion of the current Board and subject to later approval by the shareholders, if such approval is requested by the shareholders; and, (iii) the approval of the Company's Qualified and
Non-Qualified Stock Option Plans which provide, in the aggregate, up to 1,500,000 shares of Common Stock. Shareholders of record at the close of business on July 28, 2000 are entitled to notice of, and to vote at, this Special Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited as the present management has sufficient votes to approve the above proposals. Nevertheless, we look forward to seeing you at the meeting and receiving your vote.

                        WE ARE NOT ASKING YOU FOR A PROXY
                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                        Sincerely,

                                        Benjamin Traub
                                        Chairman of the Board


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                          NORTH AMERICAN RESORTS, INC.
                           15945 Quality Trail North
                               Scandia, MN, 55073

                              INFORMATION STATEMENT
                    FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                             HELD ON AUGUST 28, 2000


Special Meeting of the Shareholders

This Proxy Statement is furnished is connection with the Special Meeting of Shareholders of North American Resorts, Inc. (the "Company") to be held on Monday, August 28, 2000 at 10.30 A.M., at 2nd Floor, 827 West Pender Street, Vancouver BC V6C 3G8, Canada, or at any adjournment or postponement of this Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. This Information Statement is being first sent to or given to shareholders of record of July 28, 2000. The mailing address of the Company's business offices is 2nd Floor, 827 West Pender Street, Vancouver BC V6C 3G8, Canada.

Shareholders Entitled To Vote

Only shareholders of record of the Company's Common Stock at the close of business on July 28, 2000 will be entitled to vote at the meeting or any adjournment thereof. On that date, 9,706,300 shares of Common Stock of the Company (the "Common Stock") were issued and outstanding. Each shareholder is entitled to one vote for each share held of record on the record date. The holders of a majority of the total shares of common stock outstanding at the record date present at the Annual Meeting in person will constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes both will be counted toward fulfillment of quorum requirements. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Shares cannot be voted at the Special Meeting unless the holder is present in person. A complete list of shareholders entitled to vote at the Special Meeting will be open to examination by any shareholder during the meeting.





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Voting at the Special Meeting

The passing of the proposed amendments to the Articles of the Company will require the affirmative vote of a two-thirds majority of the shares of Common Stock represented and voting in person or by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes will not be counted as votes cast in connection with determining these and will have no effect on the outcome of such votes.

The affirmative vote of a majority of the shares of Common Stock voted in person at the Special Meeting is required to approve the adoption of the Company's Stock Option Plans. Consequently, abstentions and broker non-votes will have no effect on the proposal to adopt the Company's Stock Option Plan.


                       MATTERS TO COME BEFORE THE MEETING

NAME OF COMPANY

The Company's Board of Directors desires to change the name of the Company from North American Resorts, Inc. to " Immulabs Corporation". If passed, the Company will be adapting a new trading symbol.

The  Proposal is as follows:

        To Amend Article 1 of the Articles of Incorporation as follows:

                                   ARTICLE I.

        The name of this corporation shall be Immulabs Corporation.

The purpose of the proposal is to have the Company's name more accurately reflect the Company's possible future business focus.

The Company has engaged Management Company and Incubator, Cyclone Financing Group, Inc. (CFGi) for the purposes of corporate reorganization and strategic re-focus of which this proposed name charge is part.

The name "Immulabs Corporation"has been reserved for the Company. It will become effective if passed by the shareholders, on August 28, 2000.

NUMBER OF DIRECTORS

Amend the Articles of Incorporation of the Company to allow the election of up to ten Directors, at the discretion of the Board. The current Articles provide only for the election of Directors by the shareholders.




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                  The proposal is as follows:

                  To amend Article II, DIRECTORS, Section 2.1 Number and Term of Office, as follows:

                                    ARTICLE II
                                    ----------

                                    DIRECTORS

                  1.1 Number. Term of Office. The number of Directors of the corporation Shall be from one to ten. New Directors may be added at the discretion of the current Board of Directors, subject to later approval by the shareholders at an Annual Meeting of the Corporation, if requested by a shareholder. Each Director shall hold office for an indefinite term and until his death, removal or disqualification.

STOCK OPTION PLAN

The proposal is as follows:

To approve the 2000 Qualified Stock Option Plan and the 2000 Non-Qualified Plan proposed by the Board of Directors. The Plans will provide, is the aggregate, up to 1,500,000 shares to be issued under the Qualified and Non-Qualified Plans. The chief purpose of the Plans is to give employees of the Company an incentive, through stock ownership, to remain as Company employees. The Plans, as adopted, are contained in the Company's SEC Form-8 filings filed on June 30, 2000.


                   Adoption of the North American Resorts Inc.
                               Stock Option Plan:


The Board has approved, subject to shareholder approval, a proposal to adopt the Company 2000 Qualifed and Non-Qualified Stock Option Plans ("2000 Plans"). This will provide, in the aggregate, 1,500,000 shares of Common Stock available for grant under such plans. The proposed plans are coined in the Company's SEC Form-8 filings filed on June 30, 2000. The 2000 Plans' description below is qualified in its entirety by reference to the text of these filings.

The 2000 Plans provide for the grant of non-qualified stock options and incentive stock options to employees, consultants and Directors of the Company. Shares of Common Stock may be authorized but unissued, or reacquired shares.



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Participants  in the 2000 Plans are determined by a Committee  consisting of not fewer than two Non-Employee Directors within the meaning of Rule 16b-3 of the Exchange Act. All stock options granted under the 2000 Plans will be evidenced by Agreements that will be subject to the applicable provisions of the Plans and to such other provisions as the Committee may adopt. The Agreements will specify the duration of the stock option. However, no stock option will be exercisable later then the tenth anniversary of its grant. Such Agreements will also specify whether the options are intended as incentive stock options or non-qualified stock options. The 2000 Plans will terminate on June 27, 2010 unless sooner determined by the Board.

The proposed amendment and restatement will (i) provide for the granting of incentive stock options to employees; (ii) continue rewarding and giving incentives to employees and key persons affiliated with the Company by providing such persons with an interest in the Company which corresponds to that of the Company's shareholders.

                        Federal Income Tax Consequences:

INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, Director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

NON-STATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to S3,000 against other income.


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THE  FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL  INCOME  TAXATION UPON
OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE 1999 PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

The proposed 2000 PlANs will be adopted upon receiving the affirmative vote of holders of a majority of the shares present Special Meeting. The Board has determined that the 2000 Plans are in the best interest of the Company and its shareholders.

The Board of Directors recommends a vote FOR the adoption of the North American Resorts, Inc. 2000 Option plans.

                                         By Order of the Board of Directors,

                                                /s/ Ben Traub

                                                 BENJAMIN TRAUB, Chairman of the
                                                                           Board

                                                     Vancouver, British Columbia
                                                                   July 28, 2000



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